EXHIBIT 10.51

REAFFIRMATION OF PARTNERSHIP UNDERTAKINGS

THIS REAFFIRMATION OF PARTNERSHIP UNDERTAKINGS (this “Agreement”) is made as of July 22, 2005 by ELDORADO SHREVEPORT #1, LLC, a Nevada limited liability company (“Eldorado Partner #1”), with principal offices at c/o Eldorado Resorts LLC, 345 North Virginia Street, Reno, Nevada 89501, ELDORADO SHREVEPORT #2, LLC, a Nevada limited liability company (“Eldorado Partner #2”), with principal offices at c/o Eldorado Resorts LLC, 345 North Virginia Street, Reno, Nevada 89501, and SHREVEPORT GAMING HOLDINGS, INC., a Delaware corporation (“Noteholder Partner”) with principal offices at 451 Clyde Fant Parkway, Shreveport, LA 71101, in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association, with offices at c/o Corporate Trust Services, 225 Asylum Street, 23rd Floor, Hartford, Connecticut 06103, as Indenture Trustee and Collateral Agent acting on behalf of the Holders of the Notes under (and as defined in) the Amended and Restated Indenture described below (in such capacity “Secured Party”).

RECITALS

A. Eldorado Casino Shreveport Joint Venture, a Louisiana general partnership (the “Debtor”), under its prior name Hollywood Casino Shreveport (“Original Debtor”) and Shreveport Capital Corporation, a Louisiana corporation (“Capital”, and together with the Original Debtor, the “Original Issuers”), and certain Guarantors that are signatory thereto entered into an Indenture dated as of August 10, 1999 (the “Original 1999 Indenture”) with State Street Bank and Trust Company, a Massachusetts trust company (in such capacity, the “ Original 1999 Trustee”), as trustee, for the holders of the Original 1999 Notes under the Original 1999 Indenture, pursuant to which the Original Issuers issued $150,000,000 of their 13% First Mortgage Notes due 2006 with Contingent Interest (as amended, supplemented, restated, exchanged, replaced or otherwise modified from time to time, collectively, the “Original 1999 Notes”). Original Issuers, and certain Guarantors that are signatory thereto entered into an Indenture dated as of June 15, 2001 (the “Original 2001 Indenture”) with State Street Bank and Trust Company, a Massachusetts trust company (in such capacity, the “ Original 2001 Trustee”), as trustee, for the holders of the Original 2001 Notes under the Original 2001 Indenture, pursuant to which the Original Issuers issued $39,000,000 of their 13% Senior Secured due 2006 with Contingent Interest (as amended, supplemented, restated, exchanged, replaced or otherwise modified from time to time, collectively, the “Original 2001 Notes”) The Original 1999 Notes and the Original 2001 Notes are collectively referred to as the “Original Notes”. The Original 1999 Indenture and the Original 2001 Indenture are collectively referred to as the “Original Indentures.”

B. To secure the Original Issuers’ obligations under the Original 1999 Indenture and the Original 1999 Notes, Original Debtor entered into, among other collateral grants, a Security Agreement (Partnership) (“Original 1999 Security Agreement (Partnership)”) dated as of August 10, 1999, pursuant to which Original Debtor granted to Original 1999 Trustee a security interest in the Collateral defined therein. The security interests granted under the Original 1999 Security Agreement (Partnership) were perfected by the following filed financing statements: UCC-1 Financing Statement filed in Bossier Parish, Louisiana on August 11, 1999 as Instrument No. 08- 379426;

UCC-1 Financing Statement filed in Caddo Parish, Louisiana on August 11, 1999 as Instrument No. 09-979144; UCC-1 Financing Statement filed in Caddo Parish, Louisiana on August 11, 1999 as Instrument No. 09-979145; UCC-1 Financing Statement filed in Caddo Parish, Louisiana on August 23, 1999 as Instrument No. 09-979691; UCC-1 Financing Statement filed with the Texas Secretary of State on August 18, 1999 as Instrument No. 99-167063; UCC-1 Financing Statement filed with the Texas Secretary of State on August 18, 1999 as Instrument No. 99-167064; UCC-1 Financing Statement filed with the Texas Secretary of State on August 18, 1999 as Instrument No. 99-167078 (collectively, the “Original 1999 Financing Statements (Partnership)”). Each of the Original Financing Statements (Partnership) was continued by timely filed continuation amendment or re-filed in Louisiana as an out of jurisdiction filing under UCC 9-706 and is in full force and effect.

C. To secure the Original Issuers’ obligations under the Original 2001 Indenture and the Original 2001 Notes, Original Debtor entered into, among other collateral grants, a Security Agreement (Partnership) (“Original 2001 Security Agreement (Partnership)”) dated as of June 15, 2001, pursuant to which Original Debtor granted to Original 2001 Trustee a security interest in the Collateral defined therein. The security interests granted under the Original 2001 Security Agreement Partnership were perfected by the following filed financing statements: UCC-1 Financing Statement filed in Bossier Parish, Louisiana on June 15, 2001 as Instrument No. 08-383176; UCC-1 Financing Statement filed in Caddo Parish, Louisiana on June 15, 2001 as Instrument No. 09-999334; UCC-1 Financing Statement filed in Caddo Parish, Louisiana on June 15, 2001 as Instrument No. 09-999336; UCC-1 Financing Statement filed with the Texas Secretary of State on June 15, 2001 as Instrument No. 01-00116416 (collectively, the “Original 2001 Financing Statements (Partnership)”). The Original 1999 Security Agreement (Partnership) and the Original 2001 Security Agreement (Partnership) are collectively referred to as the “Original Security Agreements (Partnership)”. The Original 1999 Financing Statements (Partnership) and the Original 2001 Financing Statements (Partnership) are collectively referred to as the “Original Financing Statements (Partnership).”

D. To secure Capital’s obligations under the Original 1999 Indenture and the Original 1999 Notes, Capital entered into, among other collateral grants, a Security Agreement (Shreveport Capital/Co-Issuer) (“Original 1999 Security Agreement (Capital)”) dated as of August 10, 1999, pursuant to which Capital granted to Original 1999 Trustee a security interest in the Collateral defined therein. The security interests granted under the Original 1999 Security Agreement (Capital) were perfected by the following filed financing statements: UCC-1 Financing Statement filed in Caddo Parish, Louisiana on August 23, 1999 as Instrument No. 09-979692; UCC-1 Financing Statement filed with the Texas Secretary of State on August 18, 1999 as Instrument No. 99-00167069 (collectively, the “Original 1999 Financing Statements (Capital)”). Each of the 1999 Original Financing Statements (Capital) was continued by timely filed continuation amendment or re-filed in Louisiana as an out of jurisdiction filing under UCC 9-706 and is in full force and effect.

E. To secure Capital’s obligations under the Original 2001 Indenture and the Original 2001 Notes, Capital entered into, among other collateral grants, a Security Agreement (Shreveport Capital/Co-Issuer) (“Original 2001 Security Agreement (Capital)”) dated as of June 15, 2001, pursuant to which Capital granted to Original 2001 Trustee a security interest in the Collateral defined therein. The security interests granted under the Original 2001 Security

Agreement (Capital) were perfected by the following filed financing statements: UCC-1 Financing Statement filed in Caddo Parish, Louisiana on June 15, 2001 as Instrument No. 09-999335; UCC-1 Financing Statement filed with the Texas Secretary of State on June 15, 2001 as Instrument No. 01-00116417 (collectively, the “Original 2001 Financing Statements (Capital)”). The Original 1999 Security Agreement (Capital) and the Original 2001 Security Agreement (Capital) are collectively referred to as the “Original Security Agreements (Capital)”. The Original 1999 Financing Statements (Capital) and the Original 2001 Financing Statements (Capital) are collectively referred to as the “Original Financing Statements (Capital).”

F. To secure the obligations under the Original 1999 Indenture and the Original 1999 Notes, Original Debtor entered into, among other collateral grants, a Mortgage, Leasehold Mortgage and Assignment of Leases and Rents (“Original 1999 Mortgage”) dated on August 9, 1999 but effective as of August 10, 1999, pursuant to which Debtor granted to Trustee a lien and security interest in the Mortgaged Property defined therein. The lien and security interest granted under the Original 1999 Mortgage was filed and recorded (i) in volume 985 page 881 of the mortgage registry of Bossier Parish, Louisiana on August 10, 1999 as registry no. 685272, and (ii) at volume 2890 page 212 of the mortgage registry as instrument no. 1667658 in the Office of the Recorder of Caddo Parish, Louisiana on August 10, 1999.

G. To secure the under the Original 2001 Indenture and the Original 2001 Notes, Original Debtor entered into, among other collateral grants, a Mortgage, Leasehold Mortgage and Assignment of Leases and Rents (“Original 2001 Mortgage”) dated on June 14, 2001 but effective as of June 15, 2001, pursuant to which Original Debtor granted to Trustee a lien and security interest in the Mortgaged Property defined therein. The lien and security interest granted under the Original 2001 Mortgage was filed and recorded (i) in volume 1080 of the mortgage registry of Bossier Parish, Louisiana on June 15, 2001 as registry no. 725726 and (ii) as instrument no. 1755128 in the Office of the Recorder of Caddo Parish, Louisiana on June 15, 2001. The Original 1999 Mortgage and the Original 2001 Mortgage are collectively referred to as the “Original Mortgages”.

H. To secure the obligations under the Original 1999 Indenture and the Original 1999 Notes, Original Debtor entered into, among other collateral grants, a First Preferred Ship Mortgage (“Original 2000 Ship Mortgage”) dated August 4, 2000, pursuant to which Original Debtor granted to Trustee a lien and security interest in the Vessel defined therein. The Original 2000 Ship Mortgage was filed and recorded at Book 00-112 Page 28 of the records of the United States Coast Guard National Vessel Documentation Center on September 14, 2000. To secure the obligations under the Original 2001 Indenture and the Original 2001 Notes, Original Debtor entered into, among other collateral grants, a Preferred Ship Mortgage (“Original 2001 Ship Mortgage”) dated as of June 15, 2001, pursuant to which Original Debtor granted to Trustee a lien and security interest in the Vessel defined therein. The Original 2001 Ship Mortgage was filed and recorded at Book 01-47 Page 270 of the records of the United States Coast Guard National Vessel Documentation Center on June 15, 2001. The Original 2000 Ship Mortgage and the Original 2001 Ship Mortgage are collectively referred to as the “Original Ship Mortgages”.

I. On October 30, 2004, an order for relief was entered under Chapter 11 of the Bankruptcy Code against the Original Issuers and other related entities. Original Issuers’ administratively consolidated chapter 11 cases were heard in the United States Bankruptcy Court for the Western District of Louisiana, Shreveport Division (the “Bankruptcy Court”), as chapter 11 case no. 04-13259. On July 7, 2005, the Bankruptcy Court entered its order confirming the Joint Plan of Reorganization of the Original Issuers, HCS-Golf Course LLC and the Bondholder Committee Proposed July 6, 2005 (the “Confirmation Order”). Also on July 7, 2005, the Bankruptcy Court entered its supplemental order attaching the omitted Exhibit A to the Confirmation Order (the “Supplemental Order”).

J. Pursuant to the Confirmation Order, Debtor and Capital are authorized to execute an Amended and Restated Indenture and new Notes to evidence the allowed claims of the Holders of the Original Notes, and to amend, restate and consolidate into one the Original Security Agreements (Partnership), the Original Security Agreements (Capital), the Original Mortgages and the Original Ship Mortgages and other collateral documents executed and delivered in respect of the Original Notes and the Original Indentures. The Confirmation Order further provides that the liens and security interests created by (i) the Original Security Agreements (Partnership) and perfected by the Original Financing Statements (Partnership), (ii) Original Security Agreements (Capital) and perfected by the Original Financing Statements (Capital), (iii) the Original Mortgages and (iv) the Original Ship Mortgages are and shall remain perfected first priority liens and security interests on all personal property of Debtor or Capital, as applicable, described therein, as the same may be amended, restated and consolidated into this Agreement pursuant to such Confirmation Order.

K. In connection with the reorganization and pursuant to the Confirmation Order, Original Debtor’s original general partners HCS I, Inc. and HCS II, Inc. have entered into a Fourth Amended and Restated Joint Venture Agreement for Eldorado Casino Shreveport Joint Venture, dated as of                     , 2005, pursuant to which Original Debtor changed its name to Eldorado Casino Shreveport Joint Venture.

L. Debtor and Capital (collectively, the “Issuers”), have entered into an Amended and Restated Indenture dated as of July 21, 2005 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) with the Trustee, pursuant to which the Issuers has issued $140,000,000 in the aggregate principal amount of 10% First Mortgage Notes due 2012 (as the same may be amended, supplemented, restated, exchanged, replaced or otherwise modified from time to time, collectively, the “Notes”), to evidence the Holders’ allowed claims in respect of the Original Notes.

M. In connection with the Indenture and the Notes, Debtor and/or Capital have entered into an Amended and Restated Security Agreement (Partnership), an Amended and Restated Security Agreement (Shreveport Capital/Co-Issuer), an Amended and Restated Mortgage, Leasehold Mortgage and Assignment of Leases and Rents, and the two Amendment and Restatement of Preferred Ship Mortgages (collectively, the “New Indenture Collateral Documents”) to amend and restate the original forms of such Agreements and to reaffirm, confirm and re-grant its prior grant of liens and security interests pursuant to the Confirmation Order.

N. Subsequent to the execution and delivery of the New Indenture Collateral Documents, and also pursuant to the Confirmation Order, Eldorado Partner #1, Eldorado Partner #2 and Noteholder Partner (collectively, the “New Eldorado Shreveport Partners”) have executed and delivered a Fifth Amended and Restated Joint Venture Agreement for Eldorado Casino Shreveport Joint Venture, dated as of July 22, 2005 pursuant to which the New Eldorado Shreveport Partners have been issued general partner interests in Debtor and the general partnership interests of original general partners HCS I, Inc. and HCS II, Inc. (“Exiting Partners”) have been cancelled.

P. Based on the foregoing premises, and in order to ratify and confirm the execution and delivery by Debtor and Capital of the New Indenture Collateral Documents, the New Eldorado Shreveport Partners hereby agree in favor of Secured Party as follows:

AGREEMENT

1. The actions of the Exiting Partners and the Debtor in respect of the execution and delivery of the New Indenture Collateral Documents are hereby ratified and reaffirmed in all particulars.

2. Each of the New Indenture Collateral Documents is acknowledged to be in full force and effect, enforceable against Debtor and/or Capital, as applicable, pursuant to their respective terms, and as of the date hereof neither Debtor nor Capital have any offsets, defenses or counterclaims in respect of their respective grants, acknowledgements or obligations thereunder.

3. Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Indenture. This Agreement may be amended only by an instrument in writing executed jointly by all parties hereto. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of New York including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby). This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by the New Eldorado Shreveport Partners and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof. This Agreement is subject to the terms and provisions of the Indenture. To the extent a term or provision of this Agreement conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision.

4. U.S. BANK NATIONAL ASSOCIATION is acting hereunder solely in its capacity as Trustee and collateral agent under the Indenture, and all of the rights of Trustee set forth in the Indenture shall apply to Trustee’s actions hereunder. To the extent this agreement contemplates payments by Secured Party, the Trustee shall have no liability therefor.

[SIGNATURE PAGE FOLLOWS]

DELIVERED on July 22, 2005.

ELDORADO SHREVEPORT #1, LLC,
a Nevada limited liability company

By:	/s/ David L. Carano
Name:
Title:

ELDORADO SHREVEPORT #2, LLC, a Nevada limited liability company

By:	/s/ Gary L. Carano
Name:
Title:

SHREVEPORT GAMING HOLDINGS, INC.,
a Delaware corporation

By:	/s/ John C. Hull
Name:
Title: